Exhibit 32.2




          CERTIFICATION OF CHIEF FINANCIAL OFFICER

  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robin Y. Deal, the Vice President, Finance and Accounting of Comtex News Network, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended June 30, 2003 (the "Report"). The undersigned hereby certifies that:
(1)  the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of The United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.



Date: September 25, 2003   /S/ ROBIN Y. DEAL
                          -------------------------
                          Robin Y. Deal
                          Vice President, Finance & Accounting
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